Summary Prospectus	July 16, 2025

INTM
Invesco Intermediate Municipal ETF
CBOE BZX Exchange, Inc.

Before you invest, you may wish to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.invesco.com/etfprospectus. You can also get this information at no cost by calling Invesco Distributors, Inc. at (800) 983-0903 or by sending an e-mail request to etfinfo@invesco.com. The Fund’s Prospectus and Statement of Additional Information, both dated July 16, 2025 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.
Investment Objective
The Invesco Intermediate Municipal ETF (the “Fund”) seeks current income exempt from federal income taxes.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%

Other Expenses[1]	None

Total Annual Fund Operating Expenses	0.35

1 “Other Expenses” are based on estimated amounts for the current fiscal year.
Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not include brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$36	$113
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. As of the date of this prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in investments the income from which is exempt from federal income taxes (municipal securities) and in derivatives and other instruments that have economic characteristics similar to such securities.
The Fund will normally invest at least 80% of its net assets in municipal securities that are rated investment grade at the time of investment. Investment grade securities are: (i) securities rated BBB- or higher by S&P Global Ratings (S&P) or Baa3 or higher by Moody’s Investors Service, Inc. (Moody’s) or an equivalent rating by another nationally recognized statistical rating organization (NRSRO), (ii) securities with comparable short-term NRSRO ratings, or (iii) unrated securities determined by Invesco Advisers, Inc. (the “Sub-Adviser”), the Fund’s sub-adviser, to be of comparable quality, each at the time of purchase. There can be no assurance, nor is it intended, that the Sub-Adviser’s credit analysis is consistent or comparable with the credit analysis process used by a NRSRO. If two or more NRSROs have assigned different ratings to a security, the Sub-Adviser uses the highest rating assigned.
Municipal securities include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax, at the time of issuance, in the opinion of bond counsel or other counsel to the issuers of such securities.
The principal types of municipal debt securities purchased by the Fund are revenue obligations and general obligations. To meet its investment objective, the Fund invests in different types of general obligation and revenue obligation securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, and participation certificates. The Fund may invest in these and other types of municipal securities.
Under normal market conditions, the Fund may invest up to 20% of its net assets in municipal securities rated below investment grade (commonly referred to as “junk bonds”) and unrated municipal securities determined by the Sub-Adviser to be of comparable quality at the time of purchase. This restriction is applied at the time of purchase and the Fund may continue to hold a security whose credit rating has been downgraded or, in the case of an unrated security, after the Sub-Adviser has changed its assessment of the security’s credit quality. As a result, credit rating downgrades or other market fluctuations may cause the Fund’s holdings of below-investment grade securities to exceed, at times significantly, this restriction for an extended period of time.
The Fund may invest more than 25% of its net assets in a segment of the municipal securities market (e.g., municipal securities issued to finance a particular type of project and/or projects in a particular part of the bond market, including, but not limited to, health care, housing, education, utilities, and transportation) if the Sub-Adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its net assets in industrial development revenue bonds issued for companies in the same industry.
1     Invesco Intermediate Municipal ETF
invesco.com/ETFs
P-INTM-SUMPRO-1

The Fund may invest all or a substantial portion of its assets in municipal securities that are subject to the federal alternative minimum tax. From time to time, the Fund temporarily may invest up to 10% of its net assets in tax exempt money market funds and such instruments will be treated as investments in municipal securities.
The Fund has no policy limiting its investments in municipal securities whose issuers are located in the same state.
The Fund may invest in illiquid or thinly traded investments. The Fund may also invest in securities that are subject to resale restrictions and/or exempt from registration under the Securities Act of 1933, as amended (“Securities Act”), such as those contained in Rule 144A promulgated under the Securities Act. The Fund’s investments may include securities that do not produce immediate cash income, such as zero-coupon securities and payment-in-kind securities.
The Fund may purchase and sell securities on a when-issued and delayed delivery basis, which means that the Fund may buy or sell a security with payment and delivery taking place in the future.
The Fund can invest in inverse floating rate interests (Inverse Floaters) issued in connection with tender option bond (TOB) financing transactions to generate leverage for the Fund. The Fund’s investments in Inverse Floaters are included for purposes of the 80% policy described above.
The Fund can invest in derivative instruments including futures contracts and swap contracts. The Fund can use futures contracts, including interest rate futures, to reduce exposure to interest rate changes and to manage duration. The Fund can use swap contracts, including interest rate swaps, to hedge its exposure to interest rates.
The Fund can invest up to 20% of its net assets (plus borrowings for investment purposes) in investments that generate income subject to income taxes. Taxable investments include many of the types of securities the Fund would buy for temporary defensive purposes. The Fund does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies.
The Sub-Adviser actively manages the Fund’s portfolio and adjusts the average maturity of portfolio investments based upon its expectations regarding the direction of interest rates and other economic factors. The Sub-Adviser seeks to identify those securities that it believes entail reasonable credit risk considered in relation to the Fund’s investment policies. In selecting securities for investment, the Sub-Adviser uses its extensive research capabilities to assess potential investments and considers a number of factors, including general market and economic conditions and interest rate, credit and prepayment risks. Each security considered for investment is subjected to an in-depth credit analysis to evaluate the level of risk it presents.
The Fund can invest up to 25% of its total assets in tobacco settlement revenue bonds, which make payments only from a state’s interest in the Master Settlement Agreement (MSA), and up to 25% of its total assets in tobacco bonds subject to a state’s appropriation pledge, which make payments from both MSA revenue and a state’s appropriation pledge.
In pursuing its investment objective, the Fund may invest in securities of any maturity, but seeks to maintain a dollar-weighted average effective portfolio maturity of 4 to 6 years. Because of events affecting the bond markets and interest rate changes, the maturity of the portfolio might not meet the target at all times. In certain market conditions, however, such a portfolio may be less attractive because of differences in yield between municipal securities of different maturities due to supply and demand forces, monetary and tax policies and investor expectations.
Decisions to purchase or sell securities are determined by the relative value considerations of the portfolio managers that factor in economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities. The purchase or sale of securities may be related to a decision to alter the Fund’s macro risk exposure (such as duration, yield curve positioning and sector exposure), a need to limit or reduce the Fund’s exposure to a particular security or issuer, degradation of an issuer’s credit quality, or general liquidity needs of the Fund. The potential for realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration and frequency of portfolio turnover generally will not be a limiting factor if the Sub-Adviser considers it advantageous to purchase or sell securities.
The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Risks of Investing in the Fund
The following summarizes the principal risks of investing in the Fund.
The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.
Market Risk. Securities held by the Fund are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Fund’s portfolio. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises or other events could result in increased premiums or discounts to the Fund’s net asset value (“NAV”). Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Fund has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio holdings, the Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these actions will produce the desired results.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.
Municipal Securities Risk. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security
2     Invesco Intermediate Municipal ETF
invesco.com/ETFs

has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.
Investing in U.S. Territories, Commonwealths and Possessions Risk. The Fund also invests in obligations of the governments of U.S. territories, commonwealths and possessions such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands to the extent such obligations are exempt from regular federal individual income taxes. Accordingly, the Fund may be adversely affected by local political, economic, social and environmental conditions and developments, including natural disasters, within these U.S. territories, commonwealths and possessions affecting the issuers of such obligations.
Certain of the municipalities in which the Fund invests, including Puerto Rico, currently experience significant financial difficulties, which may include default, insolvency or bankruptcy. As a result, securities issued by certain of these municipalities are currently considered below-investment-grade securities. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal security issuers of a state, territory, commonwealth or possession in which the Fund invests could affect the payment of principal and interest, the market values and marketability of many or all municipal obligations of such state, territory, commonwealth or possession.
Unrated Securities Risk. The Sub-Adviser may internally assign ratings to securities that are not rated by any nationally recognized statistical rating organization, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Sub-Adviser’s credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. Unrated securities are considered “investment-grade” or “below-investment-grade” if judged by the Sub-Adviser to be comparable to rated investment-grade or below-investment-grade securities. The Sub-Adviser’s rating does not constitute a guarantee of the credit quality. In addition, some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that unrated securities may be difficult to sell promptly at an acceptable price.
Medium- and Lower-Grade Municipal Securities Risk. Medium- and lower-grade municipal securities generally involve more volatility and greater risks, including credit, market, liquidity and management risks, than higher-grade securities. Furthermore, many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations. As such, the Fund’s portfolio may consist of a higher portion of unrated securities than an investment company investing solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, which may have the effect of limiting the Fund’s ability to sell such securities at the desired price.
High Yield Securities (Junk Bond) Risk. Compared to higher quality debt securities, high yield debt securities (commonly referred to as “junk bonds”) involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. They are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. High yield debt securities often are issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which generally are less able than more financially stable firms to make scheduled payments of interest and principal. The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds, and their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price.
Municipal Issuer Focus Risk. The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the
Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.
Changing Fixed-Income Market Conditions Risk. Fluctuations in the federal funds and equivalent foreign interest rates or other changes to monetary policy or regulatory actions may expose fixed-income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed-income investments, particularly those with longer maturities. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund's investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by APs (as defined herein), which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. “Duration risk” is related to interest rate risk; it refers to the risks associated with the sensitivity of a bond’s price to a one percent change in interest rates. Bonds with longer durations (i.e., a greater length of time until they reach maturity) face greater duration risk, meaning that they tend to exhibit greater volatility and are more sensitive to changes in interest rates than bonds with shorter durations.
Credit Risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations. Even in the case of collateralized debt obligations, there is no assurance that the sale of collateral would raise enough cash to satisfy an issuer’s payment obligations or that the collateral can or will be liquidated.
Income Risk. The Fund’s income may decline when interest rates fall because the Fund may hold a significant portion of short duration securities and/or securities that have floating or variable interest rates. To the extent that the Fund invests in lower yielding bonds, and as the bonds in its portfolio mature, the Fund needs to purchase additional bonds, thereby reducing the Fund’s income.
Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercises such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.
Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning. Reinvestment risk is greater during periods of declining interest rates, as prepayments often occur faster. It is related to call risk, since issuers of callable securities with high interest coupons may call their bonds before their maturity date. This may require the Fund to reinvest the proceeds at an earlier date, and it may be able to do so only at lower yields, thereby reducing its return.
Rule 144A Securities and Other Exempt Securities Risk. The market for Rule 144A and other securities exempt from certain registration requirements typically is less active than the market for publicly-traded securities. Rule 144A and other exempt securities, which are also known as privately issued securities, carry the risk that their liquidity may become
3     Invesco Intermediate Municipal ETF
invesco.com/ETFs

impaired and the Fund may be unable to dispose of the securities at a desirable time or price.
Restricted Securities Risk. The Fund may invest in restricted securities, including those that may be resold only in accordance with Regulation S under the Securities Act. Regulation S securities are securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC. Accordingly, the liquidity of the market for specific Regulation S securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund.
Zero Coupon or Pay-In-Kind Securities Risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.
Inverse Floating Rate Interests Risk. Inverse floating rate interests (Inverse Floaters) are issued in connection with municipal tender option bond (TOB) financing transactions to generate leverage for the Fund. Such instruments are created by a special purpose trust (a TOB Trust) that holds long-term fixed rate bonds, sold to it by the Fund (the underlying security), and issues two classes of beneficial interests: short-term floating rate interests (Floaters), which are sold to other investors, and Inverse Floaters, which are purchased by the Fund. The Floaters have first priority on the cash flow from the underlying security held by the TOB Trust, have a tender option feature that allows holders to tender the Floaters back to the TOB Trust for their par amount and accrued interest at specified intervals and bear interest at prevailing short-term interest rates. Tendered Floaters are remarketed for sale to other investors for their par amount and accrued interest by a remarketing agent to the TOB Trust and are ultimately supported by a liquidity facility provided by a bank, upon which the TOB Trust can draw funds to pay such amount to holders of Tendered Floaters that cannot be remarketed. The Fund, as holder of the Inverse Floaters, is paid the residual cash flow from the underlying security. Accordingly, the Inverse Floaters provide the Fund with leveraged exposure to the underlying security. The price of Inverse Floaters is expected to decline when interest rates rise, and generally will decline more than the price of a bond with a similar maturity, because of the effect of leverage. The price of Inverse Floaters is typically more volatile than the price of bonds with similar maturities, especially if the relevant TOB Trust provides the holder of the Inverse Floaters relatively greater leveraged exposure to the underlying security (e.g., if the par amount of the Floaters, as a percentage of the par amount of the underlying security, is relatively greater). Further, as short-term interest rates rise, the interest payable on the Floaters issued by a TOB Trust also rises, leaving less residual interest cash flow from the underlying security available for payment on the Inverse Floaters. Additionally, Inverse Floaters may lose some or all of their principal and, in some cases, the Fund could lose money in excess of its investment in Inverse Floaters. Consequently, in a rising interest rate environment, the Fund’s investments in Inverse Floaters could negatively impact the Fund’s performance and yield, especially when those Inverse Floaters provide the Fund with relatively greater leveraged exposure to the relevant underlying securities.
Derivatives Risk. Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may be used to create synthetic exposure to an underlying asset or to seek to hedge a portfolio risk. If the Fund uses derivatives to seek to “hedge” a portfolio risk, the change in value of a derivative may not correlate as expected with the underlying asset being hedged, and it is possible that the hedge therefore may not succeed. If the Sub-Adviser is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Some of the derivatives in which the Fund invests are traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Futures Contracts Risk. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Sub-Adviser, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risks and to liquidity risk.
Options Risk. Options or options on futures contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities or contract markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Sub-Adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities or contract markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Sub-Adviser, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Swap Agreements Risk. Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of a specified index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.
Leverage Risk. Leverage occurs when the Fund’s market exposure exceeds amounts invested. The Fund’s exposure to derivatives and other investment techniques can create a leveraging effect on the portfolio. This leverage will vary over time and may at times be significant. Engaging in transactions using leverage or those having a leveraging effect subjects the Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not used leverage. The Fund may have a substantial cash position due to margin and collateral requirements related to the Fund’s use of derivatives. Such margin and collateral requirements may limit the Fund’s ability to take advantage of other investment opportunities, and the Fund also may have to sell or liquidate a portion of its assets at inopportune times to satisfy these requirements. This may negatively affect the Fund’s ability to achieve its investment objective. In addition, the Fund’s assets that are used as collateral to secure these transactions may decrease in value while the positions are outstanding, which may force the Fund to use its other assets to increase collateral. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount of the Fund’s assets. There is no assurance that a leveraging strategy will be successful.
4     Invesco Intermediate Municipal ETF
invesco.com/ETFs

Taxability Risk. The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, tax opinions are not binding on the Internal Revenue Service or any court, and after the Fund buys a security, the Internal Revenue Service or a court may determine that a bond issued as tax-exempt should in fact be taxable and the Fund’s dividends with respect to that bond might be subject to federal income tax. In addition, income from tax-exempt municipal securities could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or a court, or the non-compliant conduct of a bond issuer.
When-Issued, Delayed Delivery and Forward Commitment Risk. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
Alternative Minimum Tax Risk. A portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
Tobacco Related Bonds Risk. The settlement payments made by tobacco manufacturers pursuant to the Master Settlement Agreement (MSA) are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA, including challenges by participating tobacco manufacturers regarding the amount of annual payments owed under the MSA.
Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.
Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.
Valuation Risk. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuations in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a security is sold at a discount to its established value.
Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.
Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund's NAV and to face trading halts and/or delisting. Additionally, to the extent that the Fund holds non-U.S. securities, such securities may have lower trading volumes or could experience extended market closures or trading halts. To the extent that the Fund invests in non-U.S. securities, it may face increased risks that APs may not be able to effectively create or redeem Creation Units, or that the Shares may be halted and/or delisted.
Money Market Funds Risk. Money market funds are subject to management fees and other expenses, and the Fund's investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds' operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.
Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund's return potential.
Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect redemptions for cash, rather than in-kind, because of the nature of the Fund's investments. As such, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain and/or incur brokerage costs on these sales that might not have been incurred if the Fund had made a redemption in-kind. To the extent any transaction costs are not offset by transaction fees imposed on Authorized Participants, such costs may decrease the Fund's net asset value. These costs may also decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying NAV. In addition, an exchange or market
5     Invesco Intermediate Municipal ETF
invesco.com/ETFs

may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any of these factors may lead to the Shares trading at a premium or discount to the Fund's NAV.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser, Invesco Capital Management LLC (the “Adviser”), seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Shares May Trade at Prices Different than NAV. Shares trade on a stock exchange at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Shares fluctuates continuously throughout trading hours on the exchange, based on both the relative market supply of, and demand for, the Shares and the underlying value of the Fund’s portfolio holdings. As a result, the trading prices of the Shares may deviate from the Fund’s NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Performance
As of the date of this prospectus, the Fund has not commenced operations and therefore does not have a performance history. Once available, the Fund's performance information will be accessible on the Fund's website at www.invesco.com/ETFs and will provide some indication of the risks of investing in the Fund.
Management of the Fund
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Investment Sub-Adviser. Invesco Advisers, Inc. (the “Sub-Adviser”).
Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Sub-Adviser/Adviser/Trust	Date Began Managing the Fund
Mark Paris	Portfolio Manager of the Sub-Adviser	July 2025

Joshua Cooney	Portfolio Manager of the Sub-Adviser	July 2025

Mike Magee	Portfolio Manager of the Sub-Adviser	July 2025

Elizabeth S. Mossow, CFA	Portfolio Manager of the Sub-Adviser	July 2025

Tim O’Reilly	Portfolio Manager of the Sub-Adviser	July 2025

Julius Williams	Portfolio Manager of the Sub-Adviser	July 2025

Purchase and Sale of Shares
The Fund will issue and redeem Shares at NAV only with APs and only in large blocks of 20,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of cash. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be made available online at www.invesco.com/ETFs.
Tax Information
The Fund’s distributions generally will be taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.
6     Invesco Intermediate Municipal ETF
invesco.com/ETFs